WILHELMINA
International
NASDAQ:WHLM


COCO ROCHA
THAILAND
SEASON'S BEST
THE BESPOKE BODY BIBLE
ASIAN INSPIRED


Calvin Klein


GUESS


BOSS
HUGO BOSS
bodywear

FORWARD LOOKING STATEMENTS

In addition to historical information, this presentation includes certain "forward-looking" statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended (the "exchange Act"), and the Private Securities Litigation Reform Act of the 1995 and information relating to the Company and its subsidiaries that are based on the beliefs of the Company's management as well as information currently available to the Company's management. When used in this report, the works "anticipate", "believe", "estimate", and "intend" and words or phrases of similar import, as they relate to the Company or its subsidiaries or Company Management, are intended to identify forward-looking statements. Such statements reflect the current risks, uncertainties and assumptions related to certain factors including, without limitation, competitive factors, general economic conditions, the interest rate environment, governmental regulation and supervision, seasonality, changes in industry practices, one-time events and other factors described herein and in other filings made by Company with the SEC. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underling assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. The Company does not undertake any obligation to publicly update these forward-looking statements. As a result, you should not place undue reliance on these forward-looking statements.



INVESTMENT OPPORTUNITY SUMMARY

- Strong continuing top line growth trend
- Consistently profitable
- Positive cash flow
- No long-term debt
- Accomplished management team
- Base business growth across core business segments
- Ancillary base business opportunities, including:
  - Celebrities/Musicians
  - Stylists
  - Hair & Make-up
  - Photographers
  - Speakers
- International expansion:
  - London Acquisition
  - Japan office
- Brand development into consumer products, experiences, etc.
- Industry consolidation opportunities



COMPANY HIGHLIGHTS

- Founded in 1967 by Wilhelmina Cooper
- 48 year history of success
- Strong relationships with over 2,000 clients
- 2,000+ active models
- 96 employees
- Only full service agency of scale: unique to industry


VOGUE
60¢
Jan. 15
"IF YOU WERE GOING TO BUY ONE NEW THING..."
STAR QUALITY
AS SEEN BY ELIA KAZAN
THE YEAR OF THE IMPORTANT BLOUSE
FAST BEAUTY TAKE: LOOKS REMADE IN A DAY
JET WARDROBE: A year's worth of chic in one small piece of hand luggage
"BEST OF THE BEST"– Quick tastes of the best new books around

WILHELMINA: THE MODELS

1960's–

- In 1967, Wilhelmina Cooper revolutionized the world of fashion when she founded Wilhelmina Models. Wilhelmina was an international supermodel and scout- immediately discovering rising stars such as Iman.


VOGUE
Wilhelmina


Anjelica Huston


Iman

1970's–

- Wilhelmina Models paved the way as an industry leader with legendary models such as Gia Carangi, Patti Hansen and Beverly Johnson.


Gia Carangi


VOGUE
Patti Hansen


LIFE
Black Models Take Center Stage
LIFE
Naomi Simms


BAZAAR
Beverly Johnson


Jessica Lange

WILHELMINA: THE MODELS

1980's–

- Wilhelmina Models grew into a top full service agency representing women, men and children.



Whitney Houston


GQ

Bruce Hulse


100 MODE-
IDEEN

Kim Alexis



Katherine Heigel



Sela Ward

1990's–

- Wilhelmina Models reinforces premium status in the industry with top male models joining their talent roster, securing prestigious editorials and campaigns with top fashion brands.



Esther Canadas



Carla Bruni


DKNY
NYC

Mark Vanderloo


BOSS

Jason Lewis



Gabriel Aubrey

2014 HIGHLIGHTS

- Strong overall revenue growth +17% principally in core business. All key boards/segments grew by 10% or more.
- Opened Tokyo, Japan agency via license deal.
- Acquired London based Union Models, now operating as Wilhelmina London.
- Redesigned website.
- Launched new Social Media offering, XO Wilhelmina.
- Increased total social media followers by 61%. Highest Klout score in industry.
- Completed product packaging/design for Wilhelmina fragrance (to be sold through licensee).
- Continued investment in upgrades to booking and accounting systems.
- Uplisted from OTC to NASDAQ.

FOLLOW US


WILHELMINA
NEW YORK | LOS ANGELES | MIAMI | LONDON
WOMEN MEN CELEBRITY ARTIST KIDS & TEENS FOLLOW US MARKETING BE A MODEL CONTACT
XO WILHELMINA
#NYFW F/W '15 MEN'S MUST HAVES
NEWS
CAMPAIGNS: TIMOTHEE | TOM FORD, S/S '15
EDITORIAL: RJ KING | ESSENTIAL HOMME, FEBRUARY/MARCH '15
RUNWAY: DAY 5, MILAN FASHION WEEK F/W '15
INSTAGRAM
ICON
FACEBOOK
Wilhelmina Models
TWITTER
Wilhelmina Models
YOUTUBE
MODELS ON THE MOVE: NYFW F/W '15, Part Two
WILLY LIVE
tracks
Pinterest

XO WILHELMINA


WELCOME TO
XO Wilhelmina
AGENCY FOUNDER · WILHELMINA COOPER
ALL
ENTERTAINMENT
MIND & BODY
MODEL CLOSE-UP
OUT & ABOUT
STYLE & BEAUTY
THE AGENCY
TRAVEL
Hugs Kisses
SUBSCRIBE TO US
NAME
EMAIL
SUBSCRIBE
WILHELMINA
NYFW F/W '15, Part Two
ON THE MOVE: NYFW F/W '15, Part One
BACK TO TOP

XO WILHELMINA


WELCOME TO
XO Wilhelmina
AGENCY FOUNDER - WILHELMINA COOPER
ALL
ENTERTAINMENT
MIND & BODY
MODEL CLOSE-UP
OUT & ABOUT
STYLE & BEAUTY
THE AGENCY
TRAVEL
Hugs Kisses
SUBSCRIBE TO US
NAME
EMAIL
SUBSCRIBE
WILHELMINA

XO WILHELMINA

WELCOME TO

Xo Wilhelmina



AGENCY FOUNDER – WILHELMINA COOPER

ALL
ENTERTAINMENT
MIND & BODY
MODEL CLOSE-UP
OUT & ABOUT
STYLE & BEAUTY
THE AGENCY
TRAVEL
Hugs Kisses

SUBSCRIBE TO US

NAME

EMAIL

SUBSCRIBE



MTV'S EYE CANDY: WILHELMINA'S RYAN COOPER

January 12, 2015 | 0 Comments

You may recognize **Ryan Cooper** from major campaigns for designers like DKNY Jeans, Armani Exchange, and Hugo Boss. Now, the ruggedly handsome Australian is poised to make waves as an actor with a recurring role on the highly anticipated MTV series, *Eye Candy*!

The new thriller centers around computer genius Lindy (played by former Nickelodeon star Victoria Justice) who begins online dating while living in New York City. She uses her high-tech hacking skills to solve murders after suspecting one of her cyber beaus may be a wanted serial killer. Ryan plays Jake, the main love interest of Victoria Justice's character in the fast-paced show.

FINANCIAL HIGHLIGHTS

AS OF DECEMBER 31st, 2014

- **5.7 million common shares (Reverse-Split adjusted)**
- **Cash $5.9 million; No Debt**
- **Gross Billings $78.6 million**
- **EBITDA (before Corp. OH) $4.3 million**
- **NOL Carry Forward ($900,000)**
- **Only U.S. publicly-traded fashion model agency**

Dillard's

POLO
RALPH LAUREN

D&G
DOLCE & GABBANA

COMPETITORS

	Full Service	Women & Men	Women
Large	WILHELMINA	IMG FORD	
Medium		DNA NEXT MAJOR	ELITE MARILYN WOMEN
Small	NY MODELS	SELECT STORM	ONE MANAGEMENT SOCIETY THE LIONS

- Hundreds of small agencies throughout the world

FULL SERVICE AGENCY

- Core Business-fashion model management
  - ✧ Women- Image
  - ✧ Men- Image
  - ✧ Direct Women
  - ✧ Direct Men
  - ✧ Curve
  - ✧ Runway
  - ✧ Fitness
  - ✧ Kids
  - ✧ Hair & Make-up
  - ✧ Artists/Celebrities
- Other
  - ✧ LW1, Inc. – represents actors and actresses in TV & Film (Screen Actors Guild business)
  - ✧ Marketing and events (model contests)
  - ✧ Licensing division
    - Local/International affiliates
    - Consumer products



WILHELMINA
International
NASDAQ:WHLM

VIDEO



STRATEGY

- Management's strategy is to increase value to shareholders through the following initiatives:
  - ✧ Continue to develop Wilhelmina into a global brand.
  - ✧ Expand the high end fashion boards.
  - ✧ Rebuild men's business.
  - ✧ Increase global scouting and talent development.
  - ✧ Continue to hire high quality agents.
  - ✧ Promote and execute model search contests for profit and to increase talent pool.
  - ✧ Focus on social media efforts and brand awareness to expand consumer base.
  - ✧ Strategically acquire, add-on or industry consolidation businesses, both domestic and international.
  - ✧ Selectively license the "Wilhelmina" name to leading, local model management agencies (including International).
  - ✧ License the "Wilhelmina" brand in connection with consumer products; e.g. cosmetics and other fashion and beauty related products.
  - ✧ Identify Wilhelmina talent with their own unique name/brand power to further expand licensing.
  - ✧ Expand into related representation including designers, social media influencers, photographers and stylists.
  - ✧ Partner on television shows, movie and book opportunities associated with the brand, the agency and/or Wilhelmina, the woman.
  - ✧ Utilize public company "currency" to leverage position.

CURRENT TOP MODELS BY IMAGE


FLARE
BLANK
ALEXANDRA RICHARDS
79
Vs.
BETTER
glass
HUGO
L'OFFICIEL
WE NEED TO TALK ABOUT DENIM

Top Female Models: (L to R) Coco Rocha, Ava Smith, Alexandra Richards, Soo Joo, Cindy Bruna

Top Male Models: (L to R) Clark Bockelman, Bastian Van Gaalen, RJ King, Janis Ancens, Marlon

CURRENT TOP MODELS BY EARNINGS



Top Female Models: (L to R) Keilani Asmus, Rayla Guimaraes Jacunda, Elisabeth Erm, Ava Smith, Kirsten Shiells

Top Male Models: (L to R) Marlon Teixeira, RJ King, Armando Cabral, Nathan Owens, Claudio Moreira

2014/2015 EDITORIAL/CAMPAIGNS


allure
Career Advice
Hello Winter
Calvin Klein
Sports Illustrated
GQ
GUESS
BOTTEGA VENETA
DKNY
H&M
VOGUE
Дресс-код нового года
134
Ночь нежна
HUGO

Female Models: (L to R) Coco Rocha: **Allure Korea Cover,** Robyn Lawley: **Sports Illustrated**, Yara: **Guess**, Soo Joo: **DKNY**, Elisabeth Erm: **Vogue Ukraine Cover**

Male Models: (L to R) Clark Bockleman: **Calvin Klein Platinum**, Nick Jonas: **GQ Spread**, Sung Jin Park: **Bottega Venneta**, Marlon Teixeira: **H&M,** Brodie Scott: **Hugo Boss**

WILHELMINA LOCATIONS


LONDON
VANCOUVER
ROCHESTER
NEW YORK
DENVER
PHILADELPHIA
LOS ANGELES
EL PASO
AUSTIN
MIAMI
JAPAN
DUBAI
THAILAND
HAWAII
OWNED & OPERATED
AFFILIATED & LICENSED

GROSS BILLINGS BY BUSINESS LINE


2014
13%
19%
68%
Men
Women
Other

*other denotes Model Contests/TV Commercials/Licensing/Artists Management

EXAMPLE FOR STANDARD $10,000 MODEL BOOKING

GROSS BILLINGS TO CUSTOMER ($10,000 booking plus 20% service charge to customer)	$12,000
FINANCIAL REPORTING	
SERVICE CHARGE TO THE CUSTOMER (Industry Standard is 20%)	$2,000
COMMISION CHARGED TO MODEL (Industry Standard is 20%)	$2,000
PAYMENT TO THE MODEL	$8,000
NET PROFIT TO WILHELMINA	$4,000

GROSS BILLINGS BY YEAR


Millions
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

QUARTERLY GROSS BILLINGS



Millions
$25
$20
$15
$10
$5
$-
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14

OPERATING LEVERAGE



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
2010 Q1
2010 Q2
2010 Q3
2010 Q4
2011 Q1
2011 Q2
2011 Q3
2011 Q4
2012 Q1
2012 Q2
2012 Q3
2012 Q4
2013 Q1
2013 Q2
2013 Q3
2013 Q4
2014 Q1
2014 Q2
2014 Q3
2014 Q4
Salaries & Service Cost
Office & General Expense
Corporate Overhead

WILHELMINA
International
NASDAQ:WHLM

FINANCIAL SUMMARY (UNAUDITED)

(in thousands)	Year ended December 31, 2014 $	%	Year ended December 31, 2013 $	%
Gross Billings	$ 78,600		$ 68,300	
Total Gross Billings	78,600		68,300	
Selected Income Stmt Data				
Revenues	$ 76,800		$ 65,900	
Total Revenues	76,800		65,900	
Model costs	54,800	71.4%	46,200	70.1%
Revenues net of model costs	22,000	28.6%	19,700	29.9%
Operating expenses				
Salaries and service costs	13,000	16.9%	11,500	17.5%
Office and general expenses	4,700	6.1%	3,600	5.5%
Amortization & depreciation	600	0.8%	1,600	2.4%
Corporate overhead	1,200	1.6%	1,200	1.8%
Total operating expenses	19,500	25.4%	17,900	27.2%
Operating income	$ 2,500	3.3%	$ 1,800	2.7%
Adjusted EBITDA (1)				
Operating income	$ 2,500		$ 1,800	
Add: Amortization & depreciation	600		1,600	
Add: Corporate overhead	1,200		1,200	
Total EBITDA before corp	4,300		4,600	
Less: Corporate overhead	(1,200)		(1,200)	
EBITDA	$ 3,100		$ 3,400	

(1) EBITDA adjusted for Corporate Overhead

BALANCE SHEET (UNAUDITED)

(in thousands)

		2014		2013
Selected Balance Sheet Data				
Cash	$	5,900	$	2,800
Accounts receivable		12,500		11,300
Accounts payable and other current		4,200		3,000
Due to models		10,000		8,700
Bank debt		-		-
Treasury stock		1,600		1,600
Stockholders equity	$	26,800	$	25,200

INVESTMENT OPPORTUNITY SUMMARY

- Strong continuing top line growth trend
- Consistently profitable
- Positive cash flow
- No long-term debt
- Accomplished management team
- Base business growth across core business segments
- Ancillary base business opportunities, including:
  - Celebrities/Musicians
  - Stylists
  - Hair & Make-up
  - Photographers
  - Speakers
- International expansion:
  - London Acquisition
  - Japan office
- Brand development into consumer products, experiences, etc.
- Industry consolidation opportunities


VOGUE
THE SPECIAL BEAT OF AMERICAN DAY CLOTHES


VOGUE
VOGUE'S PICK OF THE GREAT AMERICAN CLOTHES
a coast-to-coast fashion report
Bargains in chic U.S.A.


VOGUE
VOGUE'S WORD ON PARIS FASHION:
IN AMERICA:


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WILHELMINA

International

NASDAQ:WHLM